EXHIBIT 10.1

                          SECURED PARTY'S BILL OF SALE

         This Secured Party's Bill of Sale and Agreement (the "Secured Party's Bill of Sale") is made this 12th day of January, 2001 by and between:

         FLEET NATIONAL BANK, Agent, with an office at 100 Federal Street, Boston, Massachusetts (the "Secured Party"); and

         Health & Nutrition Systems International, Inc., a Florida corporation with an office at 3750 Investment Lane, Suite 5, West Palm Beach, Florida 33404 (the "Purchaser")

in consideration of all amounts required to be paid and performed in accordance with this Secured Party's Bill of Sale.

Sale of Assets.
--------------

         1. For good and valuable consideration, and in consideration of the payment by the Purchaser of the sum of One Hundred Seventy-Nine Thousand Twenty-Eight and 35/100 ($179,028.35) Dollars (the "Purchase Price"), the Secured Party hereby sells, assigns, and transfers to the Purchaser all right, title, and interest of Heritage Consumer Products, LLC, a Delaware limited liability company (the `Borrower") in and to certain tangible and intangible personal property comprising certain of the Borrower's business assets (collectively, the "Purchased Assets") listed on Exhibit "A," annexed hereto and incorporated herein by reference, in which The Secured Party has been granted a security interest by the Borrower.

Representations of Secured Party.
--------------------------------

         2. The Secured Party warrants and represents that:

         a. The Secured Party was granted by the Borrower, and currently holds, a valid perfected security interest in all of the Purchased Assets.

         b. The Secured Party has not previously sold, assigned, transferred, or encumbered the Purchased Assets.

         c. The execution by the Secured Party of this Secured Party's Bill of Sale and the performance by the Secured Party of its obligations hereunder have been duly authorized by all requisite corporate action. Neither such execution nor such performance will violate any order of any court or governmental agency or any agreement by which the Secured Party is bound:

         d. This secured party's sale is conducted in accordance with
Section 9-504 of the Uniform Commercial Code.

         e. The Purchaser shall acquire all of the Borrower's right, title, and interest in and to the Purchased Assets free and clear of the lien and security interest pursuant to which this sale is made, as well as any lien or security interest subordinate thereto.

Representations and Acknowledgments of Purchaser.
------------------------------------------------

         3. The Purchaser acknowledges and agrees that, except as expressly provided in Paragraph 2, above:

         a. This secured party's sale is made WITHOUT any representations or warranties whatsoever by the Secured Party, whether expressed, implied, or imposed by law. Without limiting the generality of the foregoing exclusion of representations and warranties, this secured party's sale is made WITHOUT ANY WARRANTY OF MERCHANTABILITY and WITHOUT ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

         b. The Purchaser acknowledges and agrees that the Secured Party is selling only those Purchased Assets in which the Secured Party has been granted a security interest by the Borrower, and not any items of leased property or other items in the possession of the Borrower, but not owned by the Borrower.

         c. The Purchaser acknowledges. and agrees that the Purchaser is not purchasing any of the other assets of the Borrower, all of which are expressly excluded from this secured party's sale.

         d. The Purchaser further warrants and represents that the Purchaser (i) has made its own independent investigation and evaluation as to the nature and sufficiency of the Purchased Assets, (ii) is acquiring the Purchased Assets AS IS and WHERE IS, (iii) has entered into this transaction after consultation with independent counsel of the Purchaser's own selection, and (iv) is not relying upon any representation or warranty of the Secured Party in consummating this transaction.

         e. Upon delivery of this Secured Party's Bill of Sale, all risk of loss with respect to the Purchased Assets shall transfer to the Purchaser. The Purchaser further acknowledges and agrees that by accepting this Secured Party's Bill of Sale, the Purchaser has received all of the Purchased Assets to be transferred hereunder and the Secured Party has performed all and singular its obligations to the Purchaser in connection with this transaction.

         f. The Purchaser warrants and represents that the Purchaser has full power and authority to execute, deliver, and perform its agreements set forth herein, and the person executing and delivering this Secured Party's Bill of Sale in the name, and on behalf of the Purchaser has been duly authorized so to do.

Remedy for Breach of Representations and Warranties
---------------------------------------------------

         4. Upon the determination by a court of competent jurisdiction that any of the representations or warranties made by the Secured Party as set forth in Paragraph 2, above, was not materially true. accurate, or complete, the Purchaser shall be entitled to a refund of all or a portion, as may be appropriate under the circumstance, of the Purchase Price actually paid by the Purchaser to the Secured Party. The Purchaser acknowledges and agrees that the Purchaser's sole and exclusive remedy for any such breach, both at law and in equity, shall be limited to such a refund. In no event shall the Secured Party ever be liable to the Purchaser or its successors or assigns for any incidental, consequential, special, or punitive damages arising out of any breach by the Secured Party of the terms and conditions of this Secured Party's Bill of Sale or otherwise in any way relating to this transaction or the Purchased Assets.

Indemnification of Secured Party by Purchaser
---------------------------------------------

         5. The Purchaser shall indemnify, defend, and hold (i) the Secured Party, and (ii) and any employee, officer, or agent of the Secured Party (each, an "Indemnified Person") harmless of and from any claim brought or threatened against any Indemnified Person by any person or entity (as well as from attorneys' reasonable fees and expenses in connection therewith) arising out of, or on account of, facts, circumstances, and occurrences which arise or occur from and after the date of this Secured Party's Bill of Sale due to the acts or omissions of the Purchaser (each of which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Secured Party's selection, but at the expense of the Purchaser) other than any claim as to which a final determination is made in a judicial proceeding (in which the Secured Party and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific. finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith.

Miscellaneous
-------------

         6. This Secured Party's Bill of Sale constitute the entire agreement between the Secured Party and the Purchaser, shall be construed in accordance with the internal law of The Commonwealth of Massachusetts without regard to any conflicts of laws or principles, and is intended to take effect as a sealed instrument.

         a. The Purchaser agrees that any legal action proceeding, case, or controversy against the Purchaser with respect to this Secured Party's Bill of Sale may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Secured Party may elect in the Secured Party's sole discretion. By execution and delivery of this Secured Party's Bill of Sale, the Purchaser, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

         b. The Purchaser WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process our of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Purchaser at the Purchaser's address set forth above.

         c. The Purchaser WAIVES, at the option of the Secured Party, any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under this Secured Party's Bill of Sale or the Agreement and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.

         d. Nothing herein shall affect the right of the Secured Party to bring legal actions or proceedings in any other competent jurisdiction.

         e. The Purchaser agrees that any action commenced by the Purchaser asserting any claim or counterclaim arising under or in connection with this Secured Party's Bill of Sale or the Agreement shall be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

         Executed at Boston, Massachusetts this 12th day of January, 2001.

                                       "Secured Party"

                                       FLEET NATIONAL BANK, Agent

                                       By:   /s/
                                             -----------------------------------
                                       Title:   Authorized Officer
                                             -----------------------------------

                                       Date:    January 12, 2001


                                       Accepted on the terms set forth herein:

                                       "Purchaser"

                                        HEALTH & NUTRITION SYSTEMS
                                        INTERNATIONAL, INC.



                                        By:  /s/Christopher Tisi
                                             -----------------------------------
                                                     Title:   President
                                                             -------------------

                                                     Date:  January 12, 2001
Consented to by:

HERITAGE CONSUMER PRODUCTS, LLC

By:    /s/ Ronald N. Kittner
       -------------------------------------

Title: President
       -------------------------------------

Date:    January 12, 2001

                                   EXHIBIT "A"

                                Purchased Assets

All "Accutrim inventory described on Schedule 1 hereto, all outstanding purchase orders, if any, received by the Borrower for "Accutrim" inventory, and the trademarks relating to the "Accutrim" brand listed on Schedule 2 hereto.

                                   SCHEDULE 1

 [HERITAGE        HERITAGE CONSUMER PRODUCTS, L.L.C.
    LOGO]         Analysis of Prepaid Vendor Advances
                  Account #14050

----------------------------------------------------------------------------------------------------------------------
                  Reference             Description                               Units (Tablets)        Dollars
  Garden State Nutritional:
----------------------------------------------------------------------------------------------------------------------
  10/16/00        00010939      Acutrim AM (50% deposit       P.O. Box #51642      1,521,083            $  41,025.00
                                tabs)
----------------------------------------------------------------------------------------------------------------------
                  00010939      Acutrim PM (50% deposit       P.O. Box #51643      1,509,411            $  39,750.00
                                tabs)
----------------------------------------------------------------------------------------------------------------------
  11/18/00        423127500     Acutrim AM (50%  D.P.) addl   P.O. Box #451642     1,000,000            $  13,675.00
                                tabs due 12/18
----------------------------------------------------------------------------------------------------------------------
  11/8/00         423131500     Acutrim PM (50% deposit       P.O. Box #51643        500.000            $   6,625.00
                                tabs) addl tabs due 12/18
----------------------------------------------------------------------------------------------------------------------
  11/10/00        51651-VA      Acutrim PM (50% deposit       P.O. Box #51650      2,000.000            $  26,500.00
                                tabs) tabs for Jan. promo
----------------------------------------------------------------------------------------------------------------------
  11/10/00        51650-VA      Acutrim AM (50% deposit       P.O. Box #51651       1,875,00            $  25,640.50
                                tabs) tabs for Jan. promo
----------------------------------------------------------------------------------------------------------------------
  12/4/00         00011067      Acutrim Natural AM & PM       P.O. Box #51583/84                        $     812.85
                                (Bal due prev. orders)
----------------------------------------------------------------------------------------------------------------------
                  Subtotal                                                                              $ 154,028.35
----------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2

----------------------------------------------------------------------------------------------------------------------
                         Trademark                                             Registration Number
----------------------------------------------------------------------------------------------------------------------
                          Acutrim                                                    1266820
----------------------------------------------------------------------------------------------------------------------